UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported), August 28, 2003

                                ISecureTrac Corp.
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               (Exact name of registrant as specified in charter)

       Delaware                         0-26455            87-0347787
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  (State or other jurisdiction       (Commission         (IRS Employer
       of incorporation)             File Number)        Identification No.)

5022 South 114th Street, Omaha, Nebraska                      68137
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(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (402) 537-0022

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On August 28, 2003, iSecureTrac Corp. and Tracking Systems Corporation of Harrisburg, Pennsylvania (TSC) completed their earlier announced share exchange transaction under the terms of their Share Exchange Agreement dated August 12, 2003 (the Agreement). The Agreement was approved by the shareholders of TSC on August 21, 2003. Pursuant to the Agreement, iSecureTrac exchanged $2.3 million of its common stock for all the outstanding stock of TSC and assumed $4.2 million of TSC debt. TSC will be operated as a wholly owned subsidiary of iSecureTrac.


Item 7. Financial Statements and Exhibits.

     Exhibit
       No.         Description
---------------  -------------------------------------------------------------
       99.1        Press Release




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    IsecureTrac Corp.


Date: September 11, 2003                            By: /s/ James E. Stark
                                                      -------------------------
                                                        President



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                                  EXHIBIT INDEX


     Exhibit
       No.         Description
---------------  -------------------------------------------------------------
       99.1        Press Release



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